UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

	Shares	Value
Common Stocks—87.3%
Consumer Discretionary—25.6%
Auto Components—3.0%
Bharat Forge Ltd.	72,324	$922,362
Hota Industrial Manufacturing Co. Ltd.	937,149	3,619,670
		4,542,032

Automobiles—0.7%
Brilliance China Automotive Holdings Ltd.	888,000	1,126,688

Diversified Consumer Services—4.9%
Estacio Participacoes SA	99,800	345,908
Fu Shou Yuan International Group Ltd.[1]	2,026,000	1,306,682
New Oriental Education & Technology Group, Inc., Sponsored ADR	92,840	2,694,217
Ser Educacional SA2	165,521	370,058
TAL Education Group, ADR[3]	63,190	2,782,888
		7,499,753

Hotels, Restaurants & Leisure—6.5%
Alsea SAB de CV	505,007	1,800,915
China Lodging Group Ltd., ADR[3]	50,475	1,439,547
Genting Hong Kong Ltd.	3,915,000	1,272,766
Genting Malaysia Bhd	852,900	877,292
Homeinns Hotel Group, ADR[3]	48,220	1,487,587
Jollibee Foods Corp.	161,500	688,167
Mandarin Oriental International Ltd.	615,000	922,790
Minor International PCL	303,800	311,514
Syngene International Ltd.[2,3]	240,494	1,281,662
		10,082,240

	Shares	Value
Household Durables—0.5%
Cyrela Brazil Realty SA Empreendimentose Participacoes	111,800	$213,544
Symphony Ltd.	15,833	497,811
		711,355

Internet & Catalog Retail—1.9%
Cnova NV3	333,160	922,853
Vipshop Holdings Ltd., ADR[3]	125,140	2,068,564
		2,991,417

Leisure Products—0.8%
KMC Kuei Meng International, Inc.	188,000	759,935
Merida Industry Co. Ltd.	80,000	443,944
		1,203,879

Media—1.2%
Cyfrowy Polsat SA3	140,904	838,477
Global Mediacom Tbk PT	9,613,000	578,568
Smiles SA	39,000	360,768
		1,777,813

Specialty Retail—1.1%
FF Group[3]	39,837	778,513
Shanghai La Chapelle Fashion Co. Ltd., Cl. H2	434,800	746,598
Via Varejo SA	260,400	235,565
		1,760,676

Textiles, Apparel & Luxury Goods—5.0%
Arvind Ltd.	337,686	1,603,316
Cosmo Lady China Holdings Co. Ltd.[2]	921,000	896,069
Eclat Textile Co. Ltd.	73,000	982,013
Fila Korea Ltd.	14,788	1,186,657
HOSA International Ltd.	5,720,000	2,195,748
LPP SA	194	326,539
Page Industries Ltd.	2,504	484,330
		7,674,672

Consumer Staples—6.6%
Food & Staples Retailing—2.9%
Almacenes Exito SA	92,551	309,033

1 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food & Staples Retailing (Continued)
Big C Supercenter PCL	59,300	$330,915
Jeronimo Martins SGPS SA	147,000	2,035,469
Sumber Alfaria Trijaya Tbk PT	40,772,409	1,708,920
		4,384,337

Food Products—1.0%
Kaveri Seed Co. Ltd.	107,478	681,233
Thai Union Group PCL, Cl. F	1,292,300	665,655
Vietnam Dairy Products JSC	30,000	165,188
		1,512,076

Personal Products—2.7%
Amorepacific Corp.	7,843	2,733,897
Cosmax, Inc.	9,404	1,475,845
		4,209,742

Financials—13.6%
Capital Markets—0.5%
Coronation Fund Managers Ltd.	177,074	744,046

Commercial Banks—6.2%
3SBio, Inc.[2,3]	1,285,500	1,750,080
BGEO Group plc	67,154	1,963,140
Capitec Bank Holdings Ltd.	20,535	852,086
Commercial Bank of Ceylon plc	1,572,782	1,534,836
Commercial International Bank Egypt SAE	334,571	1,858,716
Guaranty Trust Bank plc	9,209,679	928,083
Zenith Bank plc	8,988,764	707,049
		9,593,990

Consumer Finance—3.0%
Gentera SAB de CV	1,259,372	2,474,950
Shriram Transport Finance Co. Ltd.	165,302	2,195,719
		4,670,669

Insurance—2.2%
Anadolu Hayat Emeklilik AS	499,974	997,013
Sanlam Ltd.	264,111	1,124,764

	Shares	Value
Insurance (Continued)
Sul America SA	224,900	$1,252,674
		3,374,451

Real Estate Management & Development—1.7%
Belle Corp.	18,636,400	1,255,206
Parque Arauco SA	847,352	1,275,827
		2,531,033

Health Care—13.1%
Biotechnology—5.7%
Biocon Ltd.	331,545	2,294,925
Medy-Tox, Inc.	8,164	3,305,313
Naturalendo Tech Co. Ltd.[3]	15,767	324,159
Seegene, Inc.[3]	59,013	1,839,654
Taiwan Liposome Co. Ltd.[3]	182,000	931,548
		8,695,599

Health Care Providers & Services—2.8%
Bumrungrad Hospital PCL	249,100	1,536,024
Odontoprev SA	264,100	679,192
Sinopharm Group Co. Ltd., Cl. H	498,800	2,090,173
		4,305,389

Pharmaceuticals—4.6%
Ajanta Pharma Ltd.	69,376	1,376,779
Aspen Pharmacare Holdings Ltd.[3]	41,954	906,805
Celltrion, Inc.[3]	32,349	2,405,482
Glenmark Pharmaceuticals Ltd.	89,900	1,322,143
Hua Han Bio-Pharmaceutical Holdings Ltd.	5,042,705	718,139
Sihuan Pharmaceutical Holdings Group Ltd.	1,380,000	392,458
		7,121,806

Industrials—8.1%
Aerospace & Defense—0.6%
Embraer SA, Sponsored ADR	27,090	847,646

2 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Air Freight & Couriers—0.8%
Kerry Logistics Network Ltd.	771,500	$1,184,275

Commercial Services & Supplies—0.8%
KRUK SA	26,808	1,240,612

Industrial Conglomerates—1.9%
John Keells Holdings plc	1,923,544	2,415,761
Yazicilar Holding AS, Cl. A	123,227	585,797
		3,001,558

Machinery—1.0%
Grupo Rotoplas SAB de CV3	535,002	910,374
Hiwin Technologies Corp.	125,470	584,934
		1,495,308

Professional Services—0.8%
Sporton International, Inc.	224,000	1,308,368

Road & Rail—1.0%
Blue Bird Tbk PT	1,985,700	996,503
Localiza Rent a Car SA	84,200	578,236
		1,574,739

Trading Companies & Distributors—0.5%
Ace Hardware Indonesia Tbk PT	15,355,900	847,572

Transportation Infrastructure—0.7%
International Container Terminal Services, Inc.	661,520	1,030,284

Information Technology—14.9%
Electronic Equipment, Instruments, & Components—2.7%
AAC Technologies Holdings, Inc.	287,500	2,012,086
Largan Precision Co. Ltd.	29,000	2,225,554
		4,237,640

Internet Software & Services—3.2%
Autohome, Inc., ADR[3]	54,900	1,663,470
MercadoLibre, Inc.	7,300	899,652
Yandex NV, Cl. A3	32,760	544,799

	Shares	Value
Internet Software & Services (Continued)
Youku Tudou, Inc., ADR[3]	16,500	$443,355
YY, Inc., ADR[3]	22,618	1,370,198
		4,921,474

IT Services—3.8%
Mindtree Ltd.	89,462	1,928,290
My EG Services Bhd	4,895,500	3,914,329
		5,842,619

Semiconductors & Semiconductor Equipment—2.3%
eMemory Technology, Inc.	124,000	1,250,100
Hermes Microvision, Inc.	65,000	2,310,874
		3,560,974

Software—1.5%
GOLFZON Co. Ltd.[3]	8,305	652,885
NCSoft Corp.	8,324	1,597,151
		2,250,036

Technology Hardware, Storage & Peripherals—1.4%
Catcher Technology Co. Ltd.	216,000	2,084,664

Materials—5.4%
Chemicals—3.5%
Bloomage BioTechnology Corp. Ltd.	1,542,500	3,528,725
Fatima Fertilizer Co. Ltd.	3,944,570	1,571,650
Monsanto India Ltd.	8,153	283,055
		5,383,430

Construction Materials—1.9%
Cementos Argos SA	520,264	1,548,582
Indocement Tunggal Prakarsa Tbk PT	727,500	980,662
Shree Cement Ltd.	2,403	404,242
		2,933,486
Total Common Stocks (Cost $140,111,396)		134,258,348

3 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stock—0.8%
Banco Davivienda SA, Preference (Cost $2,390,843)	187,400	$ 1,221,681

Investment Company—11.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[4,5] (Cost $17,929,542)	17,929,542	17,929,542
Total Investments, at Value (Cost $160,431,781)	99.7%	153,409,571
Net Other Assets (Liabilities)	0.3	534,701

Net Assets	100.0%	$ 153,944,272

Footnotes to Statement of Investments

1. Restricted security. The aggregate value of restricted securities at period end was $1,306,682, which represents 0.85% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Fu Shou Yuan International Group Ltd.	9/25/15-11/20/15	$1,353,068	$1,306,682	$46,386

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,044,467 or 3.28% of the Fund’s net assets at period end.

3. Non-income producing security.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares November 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	11,250,190	42,952,110	36,272,758	17,929,542

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$17,929,542	$7,206

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

China	$29,995,131	19.5%
United States	17,929,542	11.7

4 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Taiwan	$16,501,606	10.8%
South Korea	15,521,042	10.1
India	15,275,867	10.0
Mexico	5,186,238	3.4
Indonesia	5,112,226	3.3
Brazil	4,883,591	3.2
Malaysia	4,791,621	3.1
Hong Kong	4,097,971	2.7
Sri Lanka	3,950,596	2.6
South Africa	3,627,702	2.4
Colombia	3,079,297	2.0
Philippines	2,973,658	1.9
Thailand	2,844,107	1.8
Poland	2,405,628	1.6
Portugal	2,035,469	1.3
Georgia	1,963,140	1.3
Egypt	1,858,716	1.2
Nigeria	1,635,132	1.1
Turkey	1,582,809	1.0
Pakistan	1,571,650	1.0
Chile	1,275,827	0.8
Netherlands	922,853	0.6
Argentina	899,652	0.6
Greece	778,513	0.5
Russia	544,799	0.4
Vietnam	165,188	0.1

Total	$153,409,571	100.0%

5 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

6 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

7 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

8 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,395,656	$27,974,869	$—	$39,370,525
Consumer Staples	—	10,106,155	—	10,106,155
Financials	1,255,206	19,658,983	—	20,914,189
Health Care	—	19,730,336	392,458	20,122,794
Industrials	1,877,930	10,652,432	—	12,530,362
Information Technology	4,921,474	17,975,933	—	22,897,407
Materials	—	8,316,916	—	8,316,916
Preferred Stock	—	1,221,681	—	1,221,681
Investment Company	17,929,542	—	—	17,929,542
Total Assets	$37,379,808	$115,637,305	$392,458	$153,409,571

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$–	$(3,779,446)	$3,779,446	$–
Consumer Staples	–	(187,103)	187,103	–
Financials	1,226,407	(4,550,927)	4,550,927	(1,226,407)
Health Care	–	(621,051)	621,051	–

9 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Investments at Value (Continued)
Industrials	$1,133,573	$(619,329)	$619,329	$(1,133,573)
Materials	–	(1,326,252)	1,326,252	–
Preferred Stock	–	(1,333,810)	1,333,810	–
Total Assets	$2,359,980	$(12,417,918)	$12,417,918	$(2,359,980)

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

** Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

10 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

11 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$160,556,047
Federal tax cost of other investments	15,558

Total federal tax cost	$160,571,605

Gross unrealized appreciation	$17,858,828
Gross unrealized depreciation	(25,005,875)

Net unrealized depreciation	$(7,147,047)

12 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/15/2016